Inventory Financing Agreements	12 Months Ended
Dec. 31, 2016
Inventory Financing Agreements [Abstract]
Inventory Financing Agreements
Inventory Financing Agreements
The Company has entered into agreements with certain financial intermediaries to facilitate the purchase of inventory from various suppliers under certain terms and conditions, as described below. These amounts are classified separately as Accounts payable-inventory financing on the accompanying Consolidated Balance Sheets. The Company does not incur any interest expense associated with these agreements as balances are paid when they are due.
Amounts included in accounts payable-inventory financing are as follows:

	December 31,
(in millions)	2016	2015
Revolving Loan inventory financing agreement	$558.3	$427.0
Other inventory financing agreements	22.1	12.6
Accounts payable-inventory financing	$580.4	$439.6

As described in Note 8 (Long-Term Debt), the Company’s senior secured asset-based revolving credit facility incorporates an inventory floorplan sub-facility. In connection with the floorplan sub-facility, the Company maintains an inventory financing agreement with a financial intermediary to facilitate the purchase of inventory from certain vendors (the “Revolving Loan inventory financing agreement”). Amounts outstanding under the Revolving Loan inventory financing agreement are unsecured and non-interest bearing.
The Company also maintains other inventory financing agreements with financial intermediaries to facilitate the purchase of inventory from certain vendors. As of December 31, 2016 and 2015, amounts owed under other inventory financing agreements were $22 million and $13 million, respectively, of which $3 million and $1 million, respectively, were collateralized by the inventory purchased under these financing agreements and a second lien on the related accounts receivable.